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                                                                 EXHIBIT (Other)
                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Alex Chaloff, Thomas Goodrum, Alan Manning and Michael O'Keeffe with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement for Wilshire Target Funds, Inc. (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue of this power of attorney.


                                             /s/ Michael P. O'Keeffe
                                             -----------------------------------
                                         Michael P. O'Keeffe, Board Member


                                             /s/ Stephen L. Nesbitt
                                             -----------------------------------
                                          Stephen L. Nesbitt, Board Member


                                             /s/ DeWitt F. Bowman
                                             -----------------------------------
                                            DeWitt F. Bowman, Board Member


                                             /s/ Cynthia A. Hargadon
                                             -----------------------------------
                                         Cynthia A. Hargadon, Board Member


                                             /s/ Anne L. Wexler
                                             -----------------------------------
                                          Anne L. Wexler, Board Member


Dated: December 9, 2002